UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 5, 2020 (October 1, 2020)

TERMINIX GLOBAL HOLDINGS, INC.

(Exact name of each registrant as specified in its charter)

Delaware	001-36507	20-8738320
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

150 Peabody Place, Memphis, Tennessee	38103
(Address of principal executive offices)	(Zip Code)

(901) 597-1400

(Each registrant’s telephone number, including area code)

SERVICEMASTER GLOBAL HOLDINGS, INC.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common, par value $0.01	TMX	NYSE

Item 2.01. Completion of Acquisition or Disposition of Assets

On October 1, 2020, Terminix Global Holdings, Inc., a Delaware corporation formerly known as ServiceMaster Global Holdings, Inc. (“Terminix,” “we” or the “Company”), filed a Current Report on Form 8-K accounting the completion of the previously announced sale of its ServiceMaster Brands businesses to RW Purchaser LLC, an affiliate of investment funds managed by Roark Capital Management LLC (the “Transaction”).

The Transaction constituted a significant disposition for purposes of Item 2.01 of Form 8-K. As a result, the accompanying unaudited pro forma condensed consolidated financial statements are presented in accordance with Article 11 of Regulation S-X.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Following the completion of the Transaction, the Company filed the following instruments with the Secretary of State of the State of Delaware:

•	A certificate of amendment to the Certificate of Incorporation of the Company (the “Charter Amendment”), which changed the name of the Company from “ServiceMaster Global Holdings, Inc.” to “Terminix Global Holdings, Inc.” (the “Name Change”). The Charter Amendment became effective as of October 5, 2020.

•	A restated Certificate of Incorporation of the Company (the “Charter Restatement”) which reflects the Name Change. The Charter Restatement became effective as of October 5, 2020.

The Company also amended and restated its By-Laws (the “Amended and Restated By-Laws”), effective as of October 5, 2020, to reflect the Name Change.

The foregoing summary descriptions of the Charter Amendment, the Charter Restatement and the Amended and Restated Bylaws are qualified in their entirety by reference to, the full texts thereof, which are attached hereto as Exhibits 3.1(a), 3.1(b) and 3.2, respectively, and are incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

Pro Forma Financial Information

The Company is providing supplemental pro forma consolidated information, attached hereto as Exhibit 99.2, reflecting the Company’s non-GAAP reconciliation of income (loss) from continuing operations to Adjusted EBITDA on a pro forma basis.

Use of Non-GAAP and adjusted financial information

The Company has included a non-GAAP financial measure in the supplemental financial information in Exhibit 99.2 to supplement the Company’s Unaudited Pro Forma Condensed Consolidated Financial Statements presented on a GAAP basis.

We use Adjusted EBITDA to facilitate operating performance comparisons from period to period. Adjusted EBITDA is a supplemental measure of our performance that is not required by, or presented in accordance with, GAAP. Adjusted EBITDA is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net income (loss) or any other performance measures derived in accordance with GAAP or as an alternative to net cash provided by operating activities or any other measures of our cash flow or liquidity. Adjusted EBITDA means income (loss) from continuing operations before: depreciation and amortization expense; acquisition-related costs; termite damage claims reserve adjustment; 401(k) Plan corrective contribution; fumigation related matters; non-cash stock-based compensation expense; restructuring and other charges; non-cash impairment of software and other related costs; (gain) loss on investment in frontdoor, inc.; provision (benefit) for income taxes; loss on extinguishment of debt; and interest expense.

We believe Adjusted EBITDA facilitates company-to-company operating performance comparisons by excluding potential differences caused by variations in capital structures (affecting net interest income and expense), taxation, the age and book depreciation of facilities and equipment (affecting relative depreciation expense), restructuring initiatives, acquisition activities (affecting amortization and acquisition-related costs) and equity-based, long-term incentive plans, which may vary for different companies for reasons unrelated to operating performance.

Adjusted EBITDA is not necessarily comparable to other similarly titled financial measures of other companies due to the potential inconsistencies in the methods of calculation. Adjusted EBITDA has limitations as an analytical tool and should not be considered in isolation or as a substitute for analyzing our results as reported under GAAP. Some of these limitations are:

•	Adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs;

•	Adjusted EBITDA does not reflect our interest expense, or the cash requirements necessary to service interest or principal payments on our debt;

•	Adjusted EBITDA does not reflect our tax expense or the cash requirements to pay our taxes;

•	Adjusted EBITDA does not reflect historical capital expenditures or future requirements for capital expenditures or contractual commitments;

•	Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and Adjusted EBITDA does not reflect any cash requirements for such replacements; and

•	Other companies in our industries may calculate Adjusted EBITDA differently, limiting its usefulness as a comparative measure.

The information in Item 7.01 of this Current Report on Form 8-K is being furnished, not filed, in accordance with the provisions of General Instruction B.2 of Form 8-K. Accordingly, the information in Item 7.01 herein will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933 unless specifically identified therein as being incorporated therein by reference..

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The Unaudited Pro Forma Condensed Consolidated Financial Statements of the Company giving effect to the Transaction, and the related notes thereto, are attached hereto as Exhibit 99.1.

The Unaudited Pro Forma Condensed Consolidated Financial Statements attached hereto as Exhibit 99.1 are not necessarily indicative of what the Company’s results of operations or financial condition would have been had the Transaction been completed on the dates set forth therein. In addition, they are not necessarily indicative of the Company’s future results of operations or financial condition.

(d) Exhibits

Exhibit	Description

3.1(a)	Amendment to the Certificate of Incorporation of the Company, effective as of October 5, 2020.

3.1(b)	Restated Certificate of Incorporation of the Company, effective as of October 5, 2020.

3.2	Amended and Restated By-Laws of the Company, effective as of October 5, 2020.

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements of Terminix Global Holdings, Inc.

99.2	Supplemental Unaudited Pro Forma Financial Information.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERMINIX GLOBAL HOLDINGS, INC.
(Registrant)

October 5, 2020	By:	/s/ Anthony D. DiLucente
Anthony D. DiLucente
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

3.1(a)	Amendment to the Certificate of Incorporation of the Company, effective as of October 5, 2020.

3.1(b)	Restated Certificate of Incorporation of the Company, effective as of October 5, 2020.

3.2	Amended and Restated By-Laws of the Company, effective as of October 5, 2020.

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements of Terminix Global Holdings, Inc.

99.2	Supplemental Unaudited Pro Forma Financial Information.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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